                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

        The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering from time to time of shares of Common Stock and debt securities of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") with an aggregate offering price of up to $350,000,000 or such other amount as may hereafter be approved by the Board of Directors of the Corporation; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of January, 1998.


                                        /s/ Marcus C. Bennett
                                        ------------------------------
                                        Marcus C. Bennett
                                        Director
                                        Carpenter Technology Corporation

                               POWER OF ATTORNEY
                               -----------------

        The undersigned hereby constitutes and appoints Robert W. Cardy,
G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering from time to time of shares of Common Stock and debt securities of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") with an aggregate offering price of up to $350,000,000 or such other amount as may hereafter be approved by the Board of Directors of the Corporation; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of January, 1998.


                                        /s/ Robert W. Cardy
                                        ------------------------------
                                        Robert W. Cardy
                                        Director
                                        Carpenter Technology Corporation

                               POWER OF ATTORNEY
                               -----------------

        The undersigned hereby constitutes and appoints Robert W. Cardy,
G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering from time to time of shares of Common Stock and debt securities of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") with an aggregate offering price of up to $350,000,000 or such other amount as may hereafter be approved by the Board of Directors of the Corporation; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of January, 1998.


                                        /s/ William S. Dietrich II
                                        ------------------------------
                                        William S. Dietrich II
                                        Director
                                        Carpenter Technology Corporation

                               POWER OF ATTORNEY
                               -----------------

        The undersigned hereby constitutes and appoints Robert W. Cardy,
G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering from time to time of shares of Common Stock and debt securities of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") with an aggregate offering price of up to $350,000,000 or such other amount as may hereafter be approved by the Board of Directors of the Corporation; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of January, 1998.


                                        /s/ C. McCollister Evarts, M.D.
                                        -------------------------------
                                        Dr. C. McCollister Evarts
                                        Director
                                        Carpenter Technology Corporation

                               POWER OF ATTORNEY
                               -----------------

        The undersigned hereby constitutes and appoints Robert W. Cardy,
G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering from time to time of shares of Common Stock and debt securities of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") with an aggregate offering price of up to $350,000,000 or such other amount as may hereafter be approved by the Board of Directors of the Corporation; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of January, 1998.


                                        /s/ J. Michael Fitzpatrick
                                        ------------------------------
                                        J. Michael Fitzpatrick
                                        Director
                                        Carpenter Technology Corporation

                               POWER OF ATTORNEY
                               -----------------

        The undersigned hereby constitutes and appoints Robert W. Cardy,
G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering from time to time of shares of Common Stock and debt securities of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") with an aggregate offering price of up to $350,000,000 or such other amount as may hereafter be approved by the Board of Directors of the Corporation; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of January, 1998.


                                        /s/ William J. Hudson, Jr.
                                        ------------------------------
                                        William J. Hudson, Jr.
                                        Director
                                        Carpenter Technology Corporation

                               POWER OF ATTORNEY
                               -----------------

        The undersigned hereby constitutes and appoints Robert W. Cardy,
G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering from time to time of shares of Common Stock and debt securities of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") with an aggregate offering price of up to $350,000,000 or such other amount as may hereafter be approved by the Board of Directors of the Corporation; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of January, 1998.


                                        /s/ Edward W. Kay
                                        ------------------------------
                                        Edward W. Kay
                                        Director
                                        Carpenter Technology Corporation

                               POWER OF ATTORNEY
                               -----------------

        The undersigned hereby constitutes and appoints Robert W. Cardy,
G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering from time to time of shares of Common Stock and debt securities of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") with an aggregate offering price of up to $350,000,000 or such other amount as may hereafter be approved by the Board of Directors of the Corporation; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of January, 1998.


                                        /s/ Robert J. Lawless
                                        ------------------------------
                                        Robert J. Lawless
                                        Director
                                        Carpenter Technology Corporation

                               POWER OF ATTORNEY
                               -----------------

        The undersigned hereby constitutes and appoints Robert W. Cardy,
G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering from time to time of shares of Common Stock and debt securities of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") with an aggregate offering price of up to $350,000,000 or such other amount as may hereafter be approved by the Board of Directors of the Corporation; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of January, 1998.


                                        /s/ Marlin Miller, Jr.
                                        ------------------------------
                                        Marlin Miller, Jr.
                                        Director
                                        Carpenter Technology Corporation

                               POWER OF ATTORNEY
                               -----------------

        The undersigned hereby constitutes and appoints Robert W. Cardy,
G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering from time to time of shares of Common Stock and debt securities of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") with an aggregate offering price of up to $350,000,000 or such other amount as may hereafter be approved by the Board of Directors of the Corporation; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of January, 1998.


                                        /s/ Peter C. Rossin
                                        ------------------------------
                                        Peter C. Rossin
                                        Director
                                        Carpenter Technology Corporation

                               POWER OF ATTORNEY
                               -----------------

        The undersigned hereby constitutes and appoints Robert W. Cardy,
G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering from time to time of shares of Common Stock and debt securities of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") with an aggregate offering price of up to $350,000,000 or such other amount as may hereafter be approved by the Board of Directors of the Corporation; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of January, 1998.


                                        /s/ Kathryn C. Turner
                                        ------------------------------
                                        Kathryn C. Turner
                                        Director
                                        Carpenter Technology Corporation

                               POWER OF ATTORNEY
                               -----------------

        The undersigned hereby constitutes and appoints Robert W. Cardy,
G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering from time to time of shares of Common Stock and debt securities of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") with an aggregate offering price of up to $350,000,000 or such other amount as may hereafter be approved by the Board of Directors of the Corporation; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of January, 1998.


                                        /s/ Kenneth L. Wolfe
                                        ------------------------------
                                        Kenneth L. Wolfe
                                        Director
                                        Carpenter Technology Corporation